UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 3, 2005


                         MARLIN BUSINESS SERVICES CORP.
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                  000-50448                 38-3686388
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                 Number)              Identification No.)
       Incorporation)


                  300 Fellowship Road
                    Mount Laurel, NJ                                08054
         (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (888) 479-9111


                          124 Gaither Drive, Suite 170
                             Mount Laurel, NJ 08054
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
           ----------------------------------------------

The Registrant issued a press release on February 3, 2005 announcing its results of operations for the fourth quarter and the year ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report, including the Exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(c)  Exhibits.

99.1     Press Release issued by Marlin Business Services Corp. on February 3,
         2005.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARLIN BUSINESS SERVICES CORP.



Date: February 3, 2005                           By: /s/ Daniel P. Dyer
                                                     ---------------------------
                                                 Name: Daniel P. Dyer
                                                 Title: Chief Executive Officer

                                INDEX TO EXHIBITS



99.1         Press Release issued by Marlin Business Services Corp. on February
             3, 2005.